BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated May 20, 2010 to Prospectus dated January 28, 2010

Effective immediately, the Prospectus of the Baron Funds® (the “Funds”) is modified as follows:

All references to “Baron iOpportunity Fund” in the Prospectus are changed to “Baron Opportunity Fund.”

On page 21 of the Prospectus, the “Average Annual Total Returns for the periods ended December 31, 2009” table and the paragraph immediately following the table are deleted in their entirety and replaced with the following table and paragraph:

Average Annual Total Returns for the periods ended December 31, 2009

	1 year	5 years	10 years	Since Inception
BARON OPPORTUNITY FUND
Retail Shares (Inception date: 02-29-00)
Return before taxes	61.80%	4.88%	N/A	1.49%
Return after taxes on distributions	61.80%	4.88%	N/A	1.47%
Return after taxes on distributions and sale of Fund shares	40.17%	4.20%	N/A	1.26%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	62.08%	4.91%	N/A	1.50%
Russell MidCap Growth† (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	N/A	-2.44%
NASDAQ Composite† (reflects no deduction for fees, expenses or taxes)	43.89%	0.85%	N/A	-7.13%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	N/A	-0.27%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.
†	The Russell MidCap Growth is replacing the NASDAQ Composite as the primary broad-based index for Baron Opportunity Fund because the Adviser believes that the Russell MidCap Growth is more representative of the Fund’s investment strategy. The NASDAQ Composite remains in the table above for comparison purposes.

The Russell MidCap Growth is an unmanaged index of those Russell MidCap medium-sized companies that are classified as growth companies. The NASDAQ Composite is an unmanaged index that tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

On page 24 of the Prospectus, the “Annual Fund Operating Expenses” table and the accompanying footnotes are deleted in their entirety and replaced with the following table and accompanying footnotes:

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers[1]		Net Annual Fund Operating Expenses[1]
BARON FIFTH AVENUE GROWTH FUND
Retail Shares†	0.90%	0.25%	0.44%	1.59%	(0.29%	)	1.30%
Institutional Shares*	0.90%	0.00%	0.61%	1.51%	(0.46%	)	1.05%

†	Estimated based on the fiscal year ended September 30, 2009.
*	Estimated based on the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.30% of average daily net assets of Retail Shares and 1.05% of average daily net assets of Institutional Shares. The Adviser may not reduce the expense waiver before January 28, 2011 without approval of the Fund’s Board of Trustees. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

On page 24 of the Prospectus, the table following “Example” is deleted in its entirety and replaced with the following table:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$132	$474	$838	$1,865
Institutional Shares	$107	$432	$780	$1,762

On page 37 of the Prospectus, the second sentence of the fourth full paragraph is deleted in its entirety and replaced with the following sentence: “Baron Fifth Avenue Growth Fund pays the Adviser 0.90% per annum for average daily net assets under $1 billion, 0.85% per annum for average daily net assets greater than $1 billion but less than $2 billion, and 0.80% per annum for average daily net assets over $2 billion.”

This information supplements the Prospectus dated January 28, 2010. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated May 19, 2010 to Supplement dated April 28, 2010 to Statement of Additional Information dated January 28, 2010

Effective immediately, the Statement of Additional Information of the Baron Funds® (the “Funds”) is modified as follows:

All references to “Baron iOpportunity Fund” in the Statement of Additional Information are changed to “Baron Opportunity Fund.”

On page 24 of the Statement of Additional Information, the third sentence of the second full paragraph following “INVESTMENT ADVISORY AND OTHER SERVICES” is deleted in its entirety and replaced with the following sentence: “Baron Fifth Avenue Growth Fund pays the Adviser 0.90% for average daily net assets under $1 billion, 0.85% for average daily net assets greater than $1 billion but less than $2 billion and 0.80% for average daily net assets over $2 billion.”

In the Average Annual Total Returns table on page 41 of the Statement of Additional Information, the Russell MidCap Growth and the data accompanying that index is being moved above the NASDAQ Composite and the data accompanying that index, and the following footnote is being added to these two indexes beneath Baron Opportunity Fund:

†	The Russell MidCap Growth is replacing the NASDAQ Composite as the primary broad-based index for Baron Opportunity Fund because the Adviser believes that the Russell MidCap Growth is more representative of the Fund’s investment strategy. The NASDAQ Composite remains in the table above for comparison purposes.

This information supplements the Supplement dated April 28, 2010 to Statement of Additional Information dated January 28, 2010. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.